PLACEMENT AGREEMENT

THIS PLACEMENT AGREEMENT (this “Agreement”) is made and entered into effective as of this 15th day of January, 2005, by and between Berthel Fisher & Company Financial Services, Inc., an Iowa corporation (the “Placement Agent”), whose address is 701 Tama Street, Building B, Marion, Iowa 52302, and Guardian Technologies International, Inc., a Delaware corporation (the “Company”), whose address is 21351 Ridgetop Circle, Suite 300, Dulles, Virginia 20166.

WITNESSETH:

WHEREAS, the Company desires to engage the Placement Agent on a “best efforts basis” to introduce the Company to certain accredited investors who are also institutional investors or that have a net worth of more than $5 million for the purpose of offering and selling to such investors up to $15 million in aggregate amount of equity securities (the “Offered Securities”) upon terms to be negotiated between the Company and such investors (the “Offering”); and

WHEREAS, it is intended that the offer, offer for sale and sale of the Offered Securities will be exempt from the federal registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Regulation D promulgated under Section 3(b) or Section 4(2), respectively, of the Securities Act and will qualify for exemption from registration, if necessary, under applicable state and foreign securities laws and regulations.

NOW, THEREFORE, in consideration of the foregoing, the premises and representations contained herein, and the payment of valuable consideration, receipt of which is hereby acknowledged by each party hereto, it is agreed as follows:

1.

Engagement of Placement Agent.

a.

On the basis of the Placement Agent’s representations, covenants and warranties, during the term of this Agreement, the Company hereby engages the Placement Agent on a non-exclusive basis to use its “best efforts” to offer and sell the Offered Securities to certain “accredited investors” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act who also may be deemed institutional investors or individual investors who have a net worth in excess of $5 million (“Purhasers”). The terms of any such Offered Securities shall be negotiated between the Company and any such Purchaser and shall be reflected in one or more definitive purchase agreements to be negotiated between the Company and the Purchasers (the “Definitive Agreements”).  The Placement Agent understands and agrees that, during the term hereof, the Company may engage one or more broker-dealers unaffiliated with the Placement Agent to solicit sales of the Company’s debt or equity securities or to obtain other financing for the Company in a private placement or other offering; provided that the Company shall advise the Placement Agent periodically of the status of any such offering.

b.

No Offered Securities shall be considered to have been sold by the Placement Agent unless the Purchaser is acceptable to the Company and the Company shall have entered into one or more Definitive Agreements with such Purchaser for the purchase of the Offered Securities. Moreover, no compensation will be payable hereunder to the Placement Agent with respect to the sale and purchase of the Offered Securities until such time as the Company shall have entered into one or more Definitive Areements with respect to such sale and purchase and the Company shall have received the aggregate gross proceeds with regard to the sale and purchase of the Offered Securities.  Anything in this Agreement to the contrary notwithstanding, the Company shall not be required to pay any compensation to the Placement Agent and the Placement Agent shall not be entitled to any compensation hereunder if to do so would cause the Company to violate federal or state securities laws, regulations or rules or any other law applicable to the Offering.

c.

Each closing (the “Closing”) with regard to the sale and purchase of the Offered Securities shall be held at the offices of the Company,  21351 Ridgetop Circle, Suite 300, Dulles, Virginia  20166, or at such other location and at such time and date as the Company and the Purchasers shall mutually agree.

2.

Placement Agent’s Compensation.

As compensation for all of the Placement Agent’s services hereunder, the Company agrees to pay or issue to the Placement Agent the following compensation:

a.

Upon each Closing of the sale of the Offered Securities by the Placement Agent hereunder and receipt and acceptance by the Company of the aggregate Offering proceeds with regard to the Offered Securities to be sold at such Closing, the Company shall pay to the Placement Agent (i) a selling commission in an amount equal to seven percent (7%) of the aggregate proceeds of the Offered Securities the subject of such Closing and sold by the Placement Agent or its authorized agent (the “Commission”), and (ii) a non-accountable expense allowance equal to one percent (1%) of the aggregate proceeds of the Offered Securities the subject of such Closing and sold by the Placement Agent or its authorized agent (“Non-Accountable Expense Allowance”).  At each Closing of the Offering, the Company shall pay the Placement Agent its Commission and Non-Accountable Expense Allowance relating to the sale of the Offered Securities that are the subject of the Closing provided that the Company or counsel for the Company has received all documents, including but not limited to, executed Definitive Agreements from all Purchasers to be included in such Closing.  No Offered Securities shall be considered to have been sold by the Placement Agent unless all Purchasers to be included in such Closing are acceptable to the Company, and no compensation shall be payable with respect to any agreement for the purchase of Offered Securities if any Purchaser is not accepted by the Company.  Anything in this Agreement to the contrary notwithstanding, the Company shall not be required to pay a Commission or Non-Accountable Expense Allowance to the Placement Agent and the Placement Agent shall not be entitled to a Commission or Non-Accountable Expense Allowance, pursuant to this provision or any other provision, if to do so would cause the Company to violate federal or state securities laws, regulations or rules or any other law applicable to the Offering.

b.

Upon each Closing of the sale of the Offered Securities by the Placement Agent hereunder and receipt and acceptance by the Company of the aggregate Offering proceeds with regard to the Offered Securities to be sold at such Closing, the Company will issue to the Placement Agent at a purchase price of $.0001 per warrant, warrants to purchase a number of shares equal to 4% of the shares of common stock, $.001 par value per share (“Common Stock”), of the Company sold in the Offering (but excluding any shares of Common Stock underlying any warrants included in the Offered Securities) (the “Placement Agent Warrants”).  The Placement Agent Warrants will be exercisable at any time during the five (5) year period from the date of issue.  The exercise price and other terms of the Placement Agent Warrants shall be identical to the warrants issued to Purchasers in the Offering; provided that if no such warrants are issued to Purchasers, the Placement Agent Warrants shall be exercisable at a price equal to one hundred thirty percent (130%) of the price of the common stock sold in the Offering, or in the event the Offered Security is not common stock of the Company then at a price to be negotiated between the parties, both parties agreeing to negotiate in good faith.  The Placement Agent’s Warrant shall include customary provisions including, but not limited to, a cashless exercise provision, anti-dilution rights, and a one-time piggyback registration right.

3.

Payment of Expenses and Fees.

a.

The Company will pay all costs and expenses incident to the performance of its obligations under this Agreement including, without limitation, costs and expenses incident to the following:

i.

the preparation of any Definitive Agreements; and

ii.

the qualification or registration of the Offered Securities under the securities or “Blue Sky” laws of the states and other jurisdictions reasonably designated by Placement Agent as those in which the Placement Agent intends to sell, or offer for sale, the Offered Securities; and

iii.

services of counsel for the Company, including disbursements incurred in connection therewith; and

iv.

the Placement Agent shall have no liability to the Company with respect to any of the foregoing.

b.

Except as otherwise specifically provided in this Agreement, the Placement Agent and the Company shall each pay their own respective expenses incident to this Agreement and the transactions contemplated hereby, and no party to this Agreement shall have any liability for such expenses incurred by any other party.  It is expressly understood that the Placement Agent shall not be entitled to reimbursement by the Company of any expenses  incurred by it in the performance of its services hereunder and that its receipt of the Non-Accountable Expense Allowance at Closing is intended to cover all such expenses.

4.

Investor Suitability Standards and Accredited Investor Status.

Every Purchaser participating in this Offering must:

a.

Be an accredited investor under Rule 501(a) of Regulation D promulgated pursuant to the Securities Act; and

b.

Have no need for liquidity and have adequate means of providing for current needs and contingencies; and

c.

Be able to accept limitations on transferability because there is not now any public market for the Offered Securities, and the transferability of the Offered Securities is affected by restrictions on resale imposed by federal securities laws and the laws of certain states; and

d.

Have, alone or with a purchaser representative(s), such knowledge and experience in financial matters, and shall be capable of evaluating, either alone or with his purchaser representative(s), the merits and risks of an investment in the Offered Securities.

5.

Representations, Warranties and Covenants of the Company.

The Company represents, warrants and covenants to and agrees with Placement Agent, as of the date hereof, and as of each Closing, as follows:

a.

All action required to be taken by the Company as a condition to the offer and sale of the Offered Securities to qualified Purchasers have been taken or will have been taken prior to the Closing and the Offered Securities have been, or will have been, duly and validly authorized and when issued, delivered and sold in accordance with this Agreement and the Definitive Agreement and upon payment of the offering price for the Offered Securities, will have been duly and validly issued.

b.

The Company is a corporation duly organized and validly existing and in good standing under the laws of the jurisdiction of its incorporation as in effect on the date of this Agreement, with adequate power and authority to enter into and perform this Agreement and to own its property and to conduct its business substantially as described in its filings with the Securities and Exchange Commission; the execution and delivery of this Agreement by the Company has been duly and validly authorized and will not result in a breach of its Certificate of Incorporation or By-laws, as amended; and, when executed and delivered by both parties hereto, this Agreement will be a valid and binding obligation of the Company, assuming the due execution by the Placement Agent, enforceable in accordance with its terms (except to the extent that enforceability of the indemnification provisions may be limited under applicable securities laws and except as enforcement may be limited by bankruptcy, moratorium or other laws affecting creditors’ rights or general principles of equity); and the execution and delivery of this Agreement, the consummation of the transactions herein contemplated and compliance with the terms of this Agreement by the Company do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any agreement or any applicable law, rule, regulation, judgment, order or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company, to which the Company is a party or by which it is bound;

c.

To the best of its knowledge and belief, assuming the offer, offer for sale and sale of the Offered Securities is made in compliance with the terms of the Definitive Agreements, the applicable filings with the Securities and Exchange Commission (“SEC”) and with the Blue Sky states, and subject to the performance of the Placement Agent’s obligations hereunder, the Company will have complied in all material respects with the Securities Act and with all state securities laws and regulations applicable to it in connection with the offer, offer for sale, and sale of the Offered Securities.  The Company has not taken and will not take any action in conflict with the Securities Act or applicable state or foreign securities or Blue Sky laws, or which would make the exemption, qualification or registration pursuant to applicable federal or state securities or Blue Sky laws unavailable with respect to the offer, offer for sale and sale of the Offered Securities.  In offering the Offered Securities, the Company will comply with all applicable federal, state or foreign securities laws, including the rules covering exemptions from registration;

d.

The execution and delivery of this Agreement, the observance and performance hereof, and the consummation of the transactions contemplated herein, does not and will not constitute a material breach of, or a material default under, any instrument or agreement by which the Company is bound, and does not and will not contravene any existing material law, decree or order applicable to the Company;

e.

The Company will offer, offer to sell and sell the Offered Securities only to accredited investors, as that term is defined in Regulation D;

f.

In making any offer, offer for sale or sale of the Offered Securities, the Company and its officers and directors shall comply with the provisions of the Securities Act, the Exchange Act, and the applicable securities or “Blue Sky” laws of the jurisdictions in which the Company makes offers or sales of Offered Securities;

g.

The Company will exercise reasonable care to assure that the Purchasers to whom it sells the Offered Securities are not underwriters within the meaning of Sections 2(a)(11) of the Securities Act.  In that connection the Company will: (i) make reasonable inquiry to determine that the Purchaser is acquiring the Offered Securities for his, her or its own account for investment purposes; (ii) obtain from the Purchaser a signed written agreement that the Offered Securities will not be sold without registration under the Securities Act, in the absence of an opinion of counsel satisfactory to counsel for the Company that an exemption from such registration requirements is then available and the Purchaser shall acknowledge therein its understanding that the Company has no intention to register the Offered Securities under the Securities Act; (iii) if the Company knows or has reason to believe that a Purchaser to whom it sells any Offered Securities relied upon the advice of a purchaser representative as defined in Rule 501(h) of Regulation D in connection with evaluating the merits and risks of a purchase of the Offered Securities, the Company will obtain the Purchaser’s written acknowledgment that he used such representative in evaluating the merits and risks of the prospective investment; and require such purchaser representative to complete and execute a Purchaser Representative Questionnaire (in a form approved by Placement Agent completed and signed by such representative); and

h.

The Company and its officers, directors and authorized agents will offer to sell, or solicit offers to subscribe for or buy, the Offered Securities only in those states and other jurisdiction where permitted so to do under applicable law and regulations.  The Company and its officers, directors, agents and employees, to their knowledge, have not taken or failed to take any action, whether in connection with this Offering or otherwise, which action or failure to act conflicts or would conflict with, the exemption of the sale of the Offered Securities from the registration provisions of the Securities Act and by Regulation D.

6.

Representations, Warranties and Covenants of the Placement Agent.

The Placement Agent represents, warrants and covenants to and agrees with the Company, at the date hereof, and as of each Closing, as follows:

a.

The Placement Agent is duly and validly organized and is validly existing under the laws of the jurisdiction of its incorporation, is (i) a broker-dealer registered with the SEC as such under the Exchange Act, and no proceeding has been initiated to revoke such registration, (ii) a member in good standing of the NASD, (iii) a broker-dealer registered with the securities authorities of each jurisdiction in which it is required to be registered in connection with the offers or sales of the Offered Securities, and all such offers or sales will be made only by individuals licensed as required by all applicable federal and state securities laws, and the Placement Agent agrees to maintain each of the foregoing memberships and registrations in good standing during the term hereof.  The Placement Agent is in compliance with all rules and regulations under the Exchange Act and the NASD’s Conduct Rules;

b.

Neither the Placement Agent, nor its directors, officers or beneficial owners of 10% or more of any class of its equity securities, has a record of conduct, which would cause the “bad boy” provisions of Rule 262 under the Securities Act to apply to the transactions contemplated by this Agreement;

c.

This Agreement will be a valid and binding obligation of the Placement Agent enforceable in accordance with its terms subject to (i) due authorization, execution and delivery hereof by the Company; (ii) the enforcement of remedies under applicable bankruptcy, insolvency and other laws affecting creditors’ rights generally and moratorium laws from time to time in effect; (iii) general equitable principles which may limit the right to obtain the remedy of specific performance; and (iv) the public policy limitation on indemnification under federal securities laws.  The execution and delivery of this Agreement, the observance and performance hereof, and the consummation of the transactions contemplated herein, does not and will not constitute a material breach or material default under, any instrument or agreement by which the Placement Agent is bound, and does not and will not contravene any existing material law, decree or order applicable to the Placement Agent;

d.

The Placement Agent has not made and will not make an offer or sale of the Offered Securities on the basis of any communications or documents relating to the Company or the Offered Securities, except such documents supplied or prepared by the Company and delivered to potential Purchasers or to the Placement Agent for use in making an offer or sale of the Offered Securities, and any cover or transmittal letter in respect of the foregoing that has been reviewed and approved by the Company;

e.

The Placement agent will offer and sell the Offered Securities only to accredited investors, as that term is defined in Regulation D, and will retain appropriate records for a period of four years to evidence the Placement Agent’s conduct of the Offering in conformance with the requirements of that Regulation;

f.

In making any offer or sale of the Offered Securities, the Placement Agent shall comply with the provisions of the Securities Act, the Exchange Act, and the applicable securities or “Blue Sky” laws of the jurisdictions in which Placement Agent makes offers or sales of the Offered Securities;

g.

The Placement Agent will exercise reasonable care to assure that the Purchasers to whom it sells the Offered Securities are not underwriters within the meaning of Section 2(a)(11) of the Securities Act.  In that connection the Placement Agent will: (i) make reasonable inquiry to determine that the Purchaser is acquiring the Offered Securities for his, her or its own account for investment purposes; and (ii) obtain from each Purchaser a signed written agreement that the Offered Securities will not be sold without registration under the Securities Act, in the absence of an opinion of counsel to the Company that an exemption from registration is available and the Purchaser shall acknowledge the understanding that the Company has no intention to register the Offered Securities under the Securities Act, other than as expressly provided in the Definitive Agreement between the Company and the Purchaser;

h.

If the Placement Agent knows or has reason to believe that a Purchaser to whom it sells any Offered Securities relied upon the advice of a purchaser representative as defined in Rule 501(h) of Regulation D in connection with evaluating the merits and risks of a purchase of the Offered Securities, the Placement Agent will obtain and deliver to the Company (i) the Purchaser’s written acknowledgment that he or she used such representative in evaluating the merits and risks of the prospective investment; and (ii) a Purchaser Representative Questionnaire (in the form approved by the Placement Agent) completed and signed by such representative;

i.

The Placement Agent and its authorized agents will offer to sell, or solicit offers to subscribe for or buy, the Offered Securities only in those states and other jurisdictions where the Company and its counsel or the Placement Agent’s counsel has advised that sales of the Offered Securities are permitted under applicable law and regulations; and

j.

The Placement Agent will not offer the Offered Securities for sale or solicit any offers to purchase the Offered Securities, or otherwise negotiate with any person in respect of the Offered Securities, on the basis of any advertisement, article, notice or other communication published in any newspaper, magazine, or similar medium or broadcast over television or radio or hold any seminar or meeting with respect to the Offered Securities whose attendees have been invited by any general solicitation or general advertising.

7.

Additional Covenants of the Company.

The Company hereby covenants and agrees with the Placement Agent as follows:

a.

The Company shall provide such reasonable cooperation and assistance to the Placement Agent in the sale of the Offered Securities as the Placement Agent may reasonably request.

b.

The Company and its employees, affiliates and agents will not at any time, either directly or indirectly, sell or offer for sale, solicit offers to subscribe for or buy, or otherwise approach or negotiate in respect of the sale of the Offered Securities, or any other interest in the Company, if such activity would or might cause the Offering contemplated hereby to be not exempt from the registration provisions of the Securities Act and Regulation D promulgated thereunder and specifically Section 506 therein, or to violate the applicable securities or “Blue Sky” laws of any state or other jurisdiction that the Placement Agent shall reasonably designate as one in which the Placement Agent intends to offer or sell the Offered Securities.

c.

The Company will use its best efforts in cooperation with the Placement Agent promptly to establish the exemption of the Offered Securities from qualification or registration under the securities or “Blue Sky” laws of such states and jurisdictions as the Placement Agent may reasonably request as those in which the Placement Agent intends to sell, or offer for sale, the Offered Securities (provided that the Company shall not be required to qualify to do business in any jurisdiction in which it has not been previously qualified); it will furnish the Placement Agent’s counsel with copies of all written communications and documentation, whether sent or received, with regard to the foregoing; and the Company will pay all reasonable costs and expenses incurred in connection with the foregoing.

d.

Except as may be otherwise prohibited by applicable “Blue Sky” laws, the Company will make available to the Placement Agent, and the Placement Agent is authorized on behalf of the Company to make available to each Purchaser and his or her representatives, including his or her purchaser representative with respect to purchases, or the Company may make such requested information directly available to the Purchaser, prior to the sale of the Offered Securities to such Purchaser the opportunity (i) to ask questions of, and receive answers from the Company, or any person acting on its behalf, concerning the Company, or the terms and conditions of the Offering, and (ii) to obtain any additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information contained in its filings with the SEC or in the Definitive Agreements and of any other information referred to therein.

e.

The Company shall furnish the Placement Agent with all information and data concerning the Company as the Placement Agent shall reasonably request, and will provide the Placement Agent, if applicable, with reasonable access to the Company’s officers, directors, employees, independent certified public accountants and legal counsel.

f.

The Company will complete, execute, deliver and file with the SEC such copies of Form D, as and when required under Rule 506 of Regulation D.

8.

Indemnification.

a.

The Company agrees to indemnify and hold harmless the Placement Agent, and each person, if any, who controls the Placement Agent, and each of the Placement Agent’s officers, directors, agents, employees and attorneys: (i) against any and all loss, liability, claim, damage and expense whatsoever arising out of a breach by the Company of any of its representations and warranties and covenants or out of any untrue statement or alleged untrue statement of a material fact contained in the Definitive Agreements or in any document filed with the securities agency of any state or other jurisdiction or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is made in reliance upon and in conformity with written information furnished by the Placement Agent or its counsel specifically for use with reference to the Placement Agent or its affiliates in the preparation of the Definitive Agreements or the preparation of any document filed with the securities agency of any state or other jurisdiction; (ii) against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement or satisfaction of any judgment or litigation, commenced or threatened, or of any claim whatsoever, based upon any breach or untrue or alleged omission referred to in clause (i) above, if such settlement is effected with the written consent of the Company; and (iii) against any and all expense whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, based upon any breach or untrue statement or omission, or any alleged untrue statement or omission, referred to in clause (i) or (ii) above, to the extent that any such expense is not paid under clause (i) or (ii) above.

b.

The Placement Agent agrees to indemnify and hold harmless the Company, its officers, directors, agents, employees, attorneys and controlling persons (within the meaning of the Securities Act): (i) against any and all loss, liability, claim, damage and expense whatsoever arising out of the Placement Agent’s breach of any of its representations and warranties and covenants under Section 6 hereof or out of any untrue statement or alleged untrue statement of a material fact contained in the Definitive Agreements or any document filed with the securities agency of any state or other jurisdiction or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, to the extent such untrue statement or omission conforms to information furnished in writing by the Placement Agent or on its behalf specifically for inclusion in the Definitive Agreements or any such filing; (ii) against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement or satisfaction of any judgment or litigation, commenced or threatened, or of any claim whatsoever, based upon any breach or untrue or alleged untrue statement or omission or alleged omission referred to in clause (i) above, if such settlement is effected with the Placement Agent’s written consent; and (iii) against any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever based upon any breach or untrue statement or omission, or any alleged untrue statement or omission referred to in clauses (i) or (ii) above, to the extent that any such expense is not paid under clause (i) or (ii) above.

c.

If the preceding provisions of this Section or any portion thereof or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the parties hereto hereby agree that a right of contribution shall exist on the part of the party that otherwise would have been the indemnified party under the aforesaid provisions to the extent necessary to reflect the relative benefits received by the Company and the Placement Agent from the offering of the Offered Securities.  The relative benefits received by the Company and the Placement Agent shall be deemed to be in the same proportion as the total net proceeds from the Offering received by the Company bear to the commissions and other compensation paid to the Placement Agent.  No person guilty of a fraudulent misrepresentation shall be entitled to contribution from any person not guilty of fraudulent misrepresentation.

d.

Within a reasonable time after the assertion of any claim against any party hereto (or any person who controls such party) in connection with the offering or sale of the Offered Securities, such party shall give written notice of such claim to the other parties hereto.  An indemnifying party or contributor under this Section shall have the right to participate, at such party’s own expenses and through counsel of such party’s own choosing, in contesting and defending against any such claim and in any litigation, proceedings or settlement negotiation with respect thereto.  The indemnity set forth in this Section shall be in addition to any liability that either of the parties hereto may otherwise have.

e.

No indemnification shall be available to any party hereunder in any instance in which liability of that party is found by a court or arbitrator of competent jurisdiction to have resulted primarily and directly from gross negligence or willful misconduct.

9.

Term; Termination.

a.

This Agreement shall commence on the date of the execution hereof and shall continue in full force and effect for a period of _____ from the date of the execution hereof; provided that this Agreement shall automatically terminate upon sale and purchase of all of the Offered Securities.

b.

This Agreement and any Offering may be terminated by either party hereto at any time provided such terminating party gives written notice to the other party hereto of such termination.

c.

Notwithstanding the termination of this Agreement in accordance with the foregoing provisions of this Section 9, the respective indemnities, covenants, agreements, representations, warranties and other statements of the Company and the Placement Agent set forth in or made pursuant to this Agreement will remain operative and in full force and effect.

d.

If this Agreement is terminated pursuant to Section 9(b), the Placement Agent shall have no liability to the Company, and the Company shall have no liability to the Placement Agent except as to any compensation due to the efforts of the Placement Agent and in accordance with Section 2 herein with regard to Purchasers who were introduced to the Company by the Placement Agent before such termination and purchase Offered Securities prior to such termination or within one (1) year thereof.

10.

Compliance with Regulation FD.

The Placement Agent understands that Company is subject to certain obligations in connection with the disclosure of material nonpublic information to certain persons outside the Company, including broker-dealers, investment advisers, institutional investment managers (and their associated persons), investment companies, and holders of the Company’s securities (collectively, the “Enumerated Persons”).  In order to help assure Company’s compliance with the provisions of Regulation FD promulgated by the SEC, the Placement Agent will not disclose to any third party any information that has been furnished to the Placement Agent by the Company without the Company’s prior written consent; and, further, in the event of any proposed disclosure of such information to any Enumerated Person by the Placement Agent, the Placement Agent shall assure that each such Enumerated Person agrees to keep such disclosed information in confidence by executing an appropriate confidentiality or similar agreement with Company or otherwise agrees to maintain the confidentiality of such disclosed information.

11.

Sole Agreement of the Parties.

This Agreement represents the sole agreement of the parties with respect to the subject matter set forth herein, and supersedes all other agreements of the parties as to the subject matter.

12.

Representations, Warranties and Agreements to Survive Closing.

All representations, warranties and agreements contained in this Agreement or contained in certificates submitted pursuant thereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent or any person who controls the Placement Agent, or by or on behalf of the Company, or any person who controls the Company, and shall survive the Closing.

13.

Notices.

Any notice, consent, authorization or other communication to be given hereunder shall be in writing and shall be deemed to be duly given and received when delivered personally, when transmitted by fax, three days after being mailed by first class mail, or one day after being sent by nationally recognized overnight delivery service, charges and postage prepaid, properly addressed to the party to receive such notice, at the following address or fax number for such party (or at such other address or fax number as shall hereafter be specified by such party by like notice):

If to the Placement Agent, to:

Berthel Fisher & Company Financial Services, Inc.

701 Tama Street

Marion, Iowa 52302

Attn: Dwight E. Wheelan, President

If to the Company, to:

Guardian Technologies

International, Inc.

21351 Ridgetop Circle

Suite 300

Dulles, Virginia 20166

Attn: Chief Executive Officer

14.

Parties.

This Agreement shall inure to the benefit of and be binding upon the Placement Agent and the Company and the conditions and provisions hereof are intended to be and are for the sole and exclusive benefit of the parties hereto and their respective successors, and for the benefit of no other person, except as otherwise herein specifically provided.

15.

Nature of Obligation.

The obligations of Placement Agent to the Company shall be solely those contractual obligations provided in this Agreement.  No fiduciary relationship is created hereby.  The Placement Agent may not bind the Company under any contract.

16.

Governing Law.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Iowa and both parties agree to personal jurisdiction in the state and federal courts located in Cedar Rapids, Linn County, Iowa.

17.

Counterparts.

This Agreement may be executed in a number of counterparts, all of which together shall for all purposes constitute one agreement, binding on all parties notwithstanding that all parties have not signed the same counterpart.

18.

Non-Assignability.

This Agreement may not be assigned by either party (in whole or in part) without the prior written consent of the other party.

19.

Miscellaneous.

All titles or captions herein are for convenience only and shall not be deemed a part hereof.  All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons or entity may require.  The terms “person” and “persons” shall include reference to individuals, partnerships, corporations, trusts and other entities.  The terms “law” and “laws” shall include, without limitation, any rules and regulations promulgated under a statute.

20.

Severability.

If any portion of this Agreement shall be held invalid or inoperative, then so far as is reasonable and possible the remainder of this Agreement shall be considered valid and operative, to the extent possible under applicable law, effect shall be given to the intent manifest by the portion held invalid or inoperative.

[THE REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

GUARDIAN TECHNOLOGIES

INTERNATIONAL, INC.

By:   /s/  Michael W. Trudnak

Michael W. Trudnak

Title:

Chief Executive Officer

BERTHEL FISHER & COMPANY

FINANCIAL SERVICES, INC.

By:   /s/  Dwight E. Wheelan

Dwight E. Wheelan

Title:

President